                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.


                                       FORM 8-K/A


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)      May 15, 1997
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                                  REGIS CORPORATION
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                (Exact name of registrant as specified in its charter)

                                      MINNESOTA
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                    (State or other jurisdiction of incorporation)

                    0-11230                             41-0749934
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             (Commission File Number)       (IRS Employer Identification No.)


                   7201 Metro Boulevard, Minneapolis, MN      55439
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             (Address of principal executive offices)      (Zip Code)


          Registrant's telephone number, including area code (612) 947-7000
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            (Former name or former address, if changed since last report)

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGIS CORPORATION


Date:    May 15, 1997                By:   /s/ Frank E. Evangelist
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                                        Frank E. Evangelist
                                        Senior Vice President-Finance
                                        Chief Financial Officer

                                        Signing on behalf of the Registrant
                                        and as principal accounting officer

                                    EXHIBIT INDEX



Exhibit A          Narrative Update, Item 1 "Business" of the Registrant's Form
                   10-K for the fiscal year ended June 30, 1996 (filed in Form
                   8-K)

Exhibit B          Audited consolidated balance sheet as of June 30, 1995 and
                   1996, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the years ended June 30, 1994, 1995 and 1996, and related Management's
                   Discussion and Analysis of Financial Condition and Results of Operations (changed pages filed herein)

Exhibit C          Unaudited consolidated balance sheet as of September 30,
                   1996, and the related consolidated statements of operations and cash flows for the three months ended September 30, 1995 and 1996, and related Management's Discussion and Analysis of Financial Condition and Results of Operations (filed in
                   Form 8-K)

Exhibit 15         Letter Re:  Unaudited Interim Financial Information (filed in
                   Form 8-K)

Exhibit 23         Consent of Independent Accountants (filed in Form 8-K)

Exhibit 27.1       September FDS (filed in Form 8-K)

Exhibit 27.2       June FDS (filed in Form 8-K)